Exhibit E
Rule 24 Reporting Requirement No. 6


------------------------------------------------ -------------- ------------------------------------
    DISSOLUTIONS, STOCK OWNERSHIP CHANGES,           DATE                     REASON
          INCORPORATIONS, ETC.1
------------------------------------------------ -------------- ------------------------------------
            Previously unreported:
------------------------------------------------ -------------- ------------------------------------
Lake Benton Power Partners LLC                   Executed       Assignment of membership interest
                                                 10/22/2004     to 3rd Party as part of a
                                                 but            settlement of warranty claims.
                                                 effective as
                                                 of 03/22/2004
------------------------------------------------ -------------- ------------------------------------
Storm Lake II Holdings LLC                       Executed       Assignment of membership interest
                                                 10/22/2004     to 3rd Party as part of a
                                                 but            settlement of warranty claims.
                                                 effective as
                                                 of 03/22/2004
------------------------------------------------ -------------- ------------------------------------
Storm Lake Power Partners II LLC                 Executed       Assignment of membership interest
                                                 10/22/2004     to 3rd Party as part of a
                                                 but            settlement of warranty claims.
                                                 effective as
                                                 of 03/22/2004
------------------------------------------------ -------------- ------------------------------------
Common Equity Trust                              11/16/2004     Formed
------------------------------------------------ -------------- ------------------------------------
Preferred Equity Trust                           11/16/2004     Formed
------------------------------------------------ -------------- ------------------------------------
ECT-WR-Z, L.L.C.                                 12/28/2004     Dissolved
------------------------------------------------ -------------- ------------------------------------
Iweco Vourkoti Andou S.A.                        N/A            Incorporation never completed
------------------------------------------------ -------------- ------------------------------------
Iweco Chonos Crete S.A.                          N/A            Incorporation never completed
------------------------------------------------ -------------- ------------------------------------
Triveni Zond Private Limited                     N/A            Incorporation never completed
------------------------------------------------ -------------- ------------------------------------
Ciclo Combinado do Sul, Producao e               Prior to       Dissolved (under other
Distribuicao de Energia, Unipessoal, LDA         12/31/2004     administration)
------------------------------------------------ -------------- ------------------------------------
Gas de Risaralda S.A.                            Unknown        Merged out of existence
------------------------------------------------ -------------- ------------------------------------
Zond Windsystem Partners I                       Unknown        Dissolved
------------------------------------------------ -------------- ------------------------------------

------------------------------------------------ -------------- ------------------------------------
Reporting period 01/01/2005 - 03/31/2005:
------------------------------------------------ -------------- ------------------------------------
Clean Energy Solutions L.L.C.                    01/06/2005     Sold
------------------------------------------------ -------------- ------------------------------------
EBS Braveheart, L.L.C.                           01/14/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
McGarret XIV, LLC                                01/14/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
Enron Australia Energy Investments LLC           01/27/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
Enron South America Turbine LLC                  02/01/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
Enron Wind Denmark ApS                           02/01/2005     Liquidated
------------------------------------------------ -------------- ------------------------------------
PCDI Oconto Falls Tissue, LLC                    02/08/2005     Sold
------------------------------------------------ -------------- ------------------------------------
SE Raven L.P.                                    02/08/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
Puerto Quetzal Power LLC                         02/08/2005     Acquisition of additional equity
                                                                interests by members
------------------------------------------------ -------------- ------------------------------------

--------------
1 In some cases, an associate  company  transferred or sold was not wholly-owned by Enron.


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


------------------------------------------------ -------------- ------------------------------------
Purple Martin, LLC                               02/09/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
Prisma Energy Global Services Ltd.               02/14/2005     Incorporated
------------------------------------------------ -------------- ------------------------------------
EGEP China Company                               02/17/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
Enron International Chengdu Power Ltd.           02/17/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
EnSerCo, L.L.C.                                  02/17/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
San Marco Pipeline Company                       02/18/2005     Sold
------------------------------------------------ -------------- ------------------------------------
Enron McCommas Bluff, LLC                        02/18/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
Enron Cuiaba Services L.L.C.                     02/18/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
Enron Cuiaba Pipeline Services L.L.C.            02/18/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
Generacion Mediterranea, S.A.                    02/24/2005     Sold
------------------------------------------------ -------------- ------------------------------------
JEDI SPV I, L.L.C.                               03/29/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
Enron Capital LLC                                03/30/2005     Liquidated
------------------------------------------------ -------------- ------------------------------------
TCTJB X, LLC                                     03/31/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
MEGS, L.L.C.                                     03/31/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------
EBS Global Cable and Satellite, Inc.             03/31/2005     Dissolved
------------------------------------------------ -------------- ------------------------------------



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